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                                                                  Exhibit 10.17



           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
            OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT IS REGISTERED UNDER THAT
               ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                             THE CERPLEX GROUP, INC.
                         AURORA ELECTRONICS GROUP, INC.
                                  CERPLEX, INC.
                               CERPLEX MASS, INC.


                             Demand Promissory Note


$4,975,103.28                                                    June 25, 1999

                  FOR VALUE RECEIVED, each of the undersigned, THE CERPLEX GROUP, INC., a Delaware corporation (the "Parent"), AURORA ELECTRONICS GROUP, INC., a California corporation, CERPLEX, INC., a Delaware corporation, and CERPLEX MASS, INC., a Massachusetts corporation (collectively, the "Co-Borrowers"), hereby promises, jointly and severally, to pay to Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership ("WCAS VII"), or registered assigns, the principal sum of FOUR MILLION NINE HUNDRED SEVENTY FIVE THOUSAND ONE HUNDRED AND THREE DOLLARS AND TWENTY EIGHT CENTS ($4,975,103.28), together with any interest on the unpaid principal amount hereof, ON DEMAND. This note shall bear interest on the unpaid balance hereof from time to time outstanding at a rate (computed on the basis of a 360-day year consisting of twelve 30-day months) of 6.75% per annum from the date hereof. Accrued interest on this Note shall be payable "in kind"; that is to say, interest shall be paid by the addition to the principal hereof of an amount equal to the amount of such accrued interest. Any accrued interest so added to principal shall bear interest at the same rate as the principal hereunder. Demand for payment shall be in writing, mailed by first class registered or certified mail, postage prepaid, or sent by recognized courier service to the Co-Borrowers addressed to them at the office of Parent at 111 Pacifica Avenue, Suite 300, Irvine, CA 92618, attention Richard Alston, or sent by facsimile to Richard Alston at (949) 585-0209, confirmed by mail or courier as aforesaid.

                  All payments of principal and interest on this Note shall be made in lawful money of the United States of America at the offices of WCAS VII located at 320 Park Avenue, Suite 2500, New York, NY 10022-6815, or such other place as shall be designated by the holder hereof to the Co-Borrowers in writing.



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                  The Co-Borrowers hereby waive presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note.

                  The Co-Borrowers shall have the right to prepay all or any part of this Note at any time without penalty or premium.

                  All judicial proceedings brought against the Co-Borrowers with respect to this Note may be brought in any state or federal court of competent jurisdiction in the State of New York, and, by their execution and delivery of this Note, the Co-Borrowers accept, for themselves and in connection with their respective properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agree to be bound by any final judgment rendered thereby in connection with this Note from which no appeal has been taken or is available. The Co-Borrowers irrevocably consent to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Parent's address specified above, such service to become effective five days after such mailing. The Co-Borrowers irrevocably waive (a) trial by jury in any action or proceeding with respect to this Note, and (b) any objection (including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens) that they may now or hereafter have to the bringing of any such action or proceeding with respect to this Note in any jurisdiction set forth above. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of WCAS VII to bring proceedings against the Co-Borrowers in the courts of any other jurisdiction.

                  Should the indebtedness evidenced by this Note or any part thereof be collected in any proceeding at law, or this Note be placed in the hands of attorneys for collection after dishonor, the Co-Borrowers hereby agree to pay all costs of collecting this Note, including reasonable attorneys' fees and expenses and court costs, if any.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.



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                  IN WITNESS WHEREOF, each of the Co-Borrowers has caused this
Note to be signed in its corporate name by one of its officers thereunto duly authorized and to be dated as of the day and year first above written.


                                THE CERPLEX GROUP, INC.

                                By: /s/ RICHARD ALSTON
                                   ---------------------------------------
                                    Name: Richard Alston
                                    Title: Executive Vice President and
                                             Chief Financial Officer


                                AURORA ELECTRONICS GROUP, INC.

                                By: /s/ RICHARD ALSTON
                                   ---------------------------------------
                                    Name: Richard Alston
                                    Title: Executive Vice President and
                                             Chief Financial Officer


                                CERPLEX, INC.

                                By: /s/ RICHARD ALSTON
                                   ---------------------------------------
                                    Name: Richard Alston
                                    Title: Executive Vice President and
                                             Chief Financial Officer



                                CERPLEX MASS, INC.

                                By: /s/ RICHARD ALSTON
                                   ---------------------------------------
                                    Name: Richard Alston
                                    Title: Executive Vice President and
                                             Chief Financial Officer